Supplement dated August 30, 2023, to the following Prospectuses dated May 1, 2023:

•	W&R Advisors Retirement Builder II Variable Annuity
•	MultiOption® Variable Annuity (Megannuity)

This supplement should be read with the currently effective or last effective prospectus and statement of additional information, along with any other applicable supplements, for the above listed prospectuses.

Fund Additions

Effective September 29, 2023, the American Funds Insurance Series® – Capital World Bond Fund – Class 2 Shares is available as a subaccount investment option under the following variable annuity contracts: (1) W&R Advisors Retirement Builder II Variable Annuity; and (2) MultiOption® Variable Annuity (Megannuity).

This supplement must be accompanied by, and used in conjunction with, the current variable life insurance policy or variable annuity contract prospectus. If you would like another copy of the current prospectus, please call us at 844-878-2199. The prospectus and this supplement can also be found on the U.S. Securities and Exchange Commission’s website (www.sec.gov) by searching File Nos. 333-189593, and 33-12333.

Please retain this supplement for future reference.

F104743 08-2023